EXHIBIT 13(b)

CERTIFICATION
PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Hillman Value Fund (the “Fund”), a series of the Hillman Capital Management Investment Trust on Form N-CSR for the period ended September 30, 2020 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Mark A. Hillman, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Mark A. Hillman Mark A. Hillman President and Principal Executive Officer

Date:	November 30, 2020

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

EXHIBIT 13(b)

CERTIFICATION
PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Hillman Value Fund (the “Fund”), a series of the Hillman Capital Management Investment Trust on Form N-CSR for the period ended September 30, 2020, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, C. Frank Watson III, chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ C. Frank Watson III C. Frank Watson III Treasurer and Principal Financial Officer

Date:	December 1, 2020

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.